UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 8. Other Events

    Item 8.01 - Other Events.

On November 23, 2004, our board of directors declared a fourth-quarter dividend of 23 cents per share payable January 3, 2005, on the company’s common stock. The board also declared regular quarterly dividends on the company’s 4.25 percent, 4.5 percent and 5 percent series preferred stocks payable January 1, 2005. The dividends are payable to shareholders of record as of December 9, 2004. A copy of our press release dated November 23, 2004 is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

    Item 9.01(c) - Exhibits

Exhibit 99.1 Press release dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: November 23, 2004	By:	/s/ LARRY D. IRICK
Larry D. Irick, Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated November 23, 2004.